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VCP RRL ABS II, LLC c/o Vista Credit Partners, L.P. 1209 Orange Street Wilmington, Delaware 19801 Vista Credit Partners, L.P. 1111 Broadway, 19th Floor Oakland, California 94607	Jefferies LLC 520 Madison Avenue New York, New York 10022

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of middle market and recurring revenue loans in connection with the proposed offering of certain classes of notes by VCP RRL ABS II, LLC (the “Issuer”). The Issuer is responsible for the information provided to us, including the information set forth in the Collateral Obligation Database (as defined herein).

The Issuer has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Collateral Obligation Database. Additionally, Vista Credit Partners, L.P. (the “Collateral Manager”) and Jefferies LLC (the “Initial Purchaser” and, collectively with the Issuer and Collateral Manager, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report was requested or for any other purpose.

We performed certain procedures on earlier versions of the Collateral Obligation Database and communicated differences prior to being provided the final Collateral Obligation Database which was subjected to the procedures described below.

For purposes of this report:

•	On June 7, 2022, representatives of the Initial Purchaser provided us with an electronic database (the “Collateral Obligation Database”) containing certain information, as represented to us by the Initial Purchaser, as of June 3, 2022 (the “Calculation Date”), with respect to a portfolio of loans (the “Collateral Obligations”).
•	Representatives of the Collateral Manager provided us with an electronic database (the “Collateral Manager Data File”) containing certain information, as represented to us by the Collateral Manager, as of the Calculation Date, with respect to the Collateral Obligations. It should be noted that such information is used in our comparisons and to the extent such information is not accurate, the results of our comparisons would reflect such inaccuracies. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.

VCP RRL ABS II, LLC Vista Credit Partners, L.P. Jefferies LLC	2

The procedures and associated findings are as follows:

At the request of the Specified Parties, we compared the certain attributes set forth on the Collateral Obligation Database and specified in the attached Exhibit (the “Specified Attributes”) for each Collateral Obligation specified on the Collateral Obligation Database to the corresponding information set forth on or derived from the Collateral Manager Data File and found them to be in agreement.

We performed no procedures to confirm:

•	the accuracy, reasonableness or completeness of any of the information set forth in or derived from the Collateral Manager Data File.
•	any attributes of the Collateral Obligations set forth on the Collateral Obligation Database other than the Specified Attributes to the extent described herein.

We were engaged by the Issuer to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the information set forth in the Collateral Obligation Database. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Furthermore, we make no representations and express no opinion as to:

•	questions of legal interpretation.
•	the accuracy, reasonableness or completeness of the information or assumptions provided to us by the Collateral Manager or the Initial Purchaser.
•	the accuracy, reasonableness or completeness of the information obtained or derived from the Collateral Manager Data File.

We are required to be independent of the Issuer and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

VCP RRL ABS II, LLC Vista Credit Partners, L.P. Jefferies LLC	3

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations. None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.

Yours truly,

June 7, 2022

VCP RRL ABS II, LLC AUP Letter (Comparison).doc

Exhibit

Specified Attributes

LXID	Origination Date
Company	Liquidity (initial)
Loan Type	Net Recurring Revenue Multiple (initial)
Par	Net Senior Leverage Multiple (initial)
Maturity Date	Cash Interest Coverage Ratio (initial)
WAL (yrs)	Recurring Revenue (initial)
Fixed/Floating	EBITDA (initial)
Base Rate	LTV (initial)
Floor	Lien
Cash Spread/Coupon	Sponsor(s)
PIK	Cov/Cov Lite
Last Reporting Date	GICS Industry
Liquidity (current)	Year Founded
Net Recurring Revenue multiple (current)	VCP Risk Rating
Net Senior Leverage Multiple (current)	Retention Rate
Cash Interest Coverage Ratio (current)	Total Loan Size
Recurring Revenue (current)	VCP Loan Size
EBITDA (current)	VCP3 Loan Size
LTV (current)	Defaulted